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                                                                 Exhibit 10.12

                               WARRANT TO PURCHASE
                   500,000 SHARES OF Series C PREFERRED STOCK
                                       OF
                          Keynote Systems Incorporated

                          (Void after December 9, 2000)
                        Preferred Stock Warrant: PCW-001


         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

         THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

         This certifies that Umang Gupta (the "Holder"), or assigns, for value received, is entitled to purchase from Keynote Systems Incorporated, a California corporation (the "Company"), subject to the terms set forth below, a maximum of Five Hundred Thousand (500,000) fully paid and nonassessable shares (subject to adjustment as provided herein) of the Company's Series C Preferred Stock (the "Warrant Shares") for cash at a price of $0.65 per share (the "Exercise Price") (subject to adjustment as provided herein) at any time or from time to time up to and including 5:00 p.m. (Pacific Time) on the earliest of (i) the closing of the initial underwritten public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), the gross proceeds of which exceed $7,500,000, or (ii) December 9, 2000, or (ii) the thirtieth day after a Voluntary Termination or Termination For Cause (as such terms are defined in the Employment Agreement) of Employee's status as Chairman of the Company, such earliest day being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price is subject to adjustment as provided in Section 3 of this Warrant and the right to purchase the Warrant Shares and the number of Warrant Shares that may be purchased hereunder are subject to the contingencies set forth in this Warrant.

         This Warrant is issued in connection with that certain Employment Agreement, dated as of December 9, 1997, between the Company and Holder (the "Employment Agreement"), and is subject to the following terms and conditions:


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         1.       EXERCISE, ISSUANCE OF CERTIFICATES, NET ISSUE EXERCISE.

                  1.1 GENERAL. Except as provided in Section 1.2, this Warrant is exercisable at the option of the Holder of record hereof on or prior to the Expiration Date, at any time or from time to time, for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder, as that number may be adjusted pursuant to Section 1.2 or Section 3 of this Warrant. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered, and payment made for such Warrant Shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense not later than ten (10) days after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder hereof within a reasonable time a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase. Each stock certificate so delivered shall be registered in the name of such Holder.

                  1.2 NET ISSUE EXERCISE OF WARRANT. Notwithstanding any provisions herein to the contrary, from and after December 9, 1998 if the fair market value of one share of Series C Preferred Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, Holder may elect to receive shares of Series C Preferred Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription in which event the Company shall issue to the Holder a number of shares of Series C Preferred Stock computed using the following formula:

                           X  =  Y (A-B)
                                 -------
                                    A

          Where                 X  =         the number of shares of Series C
                                             Preferred Stock to be issued to
                                             Holder

                                Y  =         the number of shares of Series C
                                             Preferred Stock purchasable under
                                             the Warrant or, if only a portion
                                             of the Warrant is being exercised,
                                             the portion of the Warrant being
                                             canceled (at the date of such
                                             calculation)

                                A  =         the fair market value of one
                                             share of the Company's Series C
                                             Preferred Stock (at the date of
                                             such calculation)

                                B  =         Exercise Price (as adjusted to the
                                             date of such calculation)


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For purposes of the above calculation, fair market value of one share of Series
C Preferred Stock shall be determined by the Company's Board of Directors in the good faith exercise of its reasonable business judgment; provided, however, that if at the time of such exercise the Company's Common Stock is listed on any established stock exchange or a national market system, the fair market value per share shall be the product of (i) the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value and (ii) the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible at the time of such exercise. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company's initial public offering, and (ii) the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible at the time of such exercise.

                  1.3. WARRANT SHARE ADJUSTMENT. This Warrant shall become exercisable for shares of the Company's Series C1 Preferred Stock rather than shares of the Company's Series C Preferred Stock to the extent that the shares of Series B Preferred Stock held by Holder are converted into shares of Series B1 Preferred Stock.

         2. SHARES TO BE FULLY PAID. The Company covenants and agrees that all Warrant Shares, and all shares of Common Stock issuable upon conversion of such Warrant Shares, will, upon issuance and, if applicable, payment of the applicable Exercise Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all liens and encumbrances, except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

         3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Series C Preferred Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares issuable hereunder proportionately increased, and conversely, in case the outstanding shares of the Series C Preferred Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable hereunder proportionately decreased.


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                  3.2 RECLASSIFICATION. If any reclassification of the capital stock of the Company or any reorganization, consolidation, merger, or any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the business and/or assets of the Company (the "Reclassification Events") shall be effected in such a way that holders of Series C Preferred Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such Reclassification Event lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Series C Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities, or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Series C Preferred Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any Reclassification Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares), shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

                  3.3 NOTICE OF ADJUSTMENT. Upon any adjustment of the Exercise Price or any increase or decrease in the number of Warrant Shares, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be prepared by the independent public accountants then auditing the books of the Company and signed by the Company's Chief Financial Officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. REGISTRABLE SECURITIES. Upon exercise of this Warrant, the Warrant Shares shall, on the terms set forth therein, be Registrable Securities under that certain Investor Rights Agreement dated as of March 6, 1998, as amended from time to time(the "Agreement") to which the Company and holders of its Preferred Stock are parties and the Holder of this Warrant shall be entitled to exercise the registration rights granted under the Agreement. By its receipt of this Warrant, Holder agrees to be bound by the terms and restrictions of the Agreement.

         5. NO VOTING OR DIVIDEND RIGHTS. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a stockholder of the Company on any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

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         6.       COMPLIANCE WITH SECURITIES ACT; TRANSFERABILITY OF WARRANT;
DISPOSITION OF SHARES OF PREFERRED STOCK.

                  6.1 COMPLIANCE WITH SECURITIES ACT. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Warrant Shares to be issued upon exercise hereof, and the shares of Common Stock issuable upon conversion of the Warrant Shares are being acquired for investment and that it will not offer, sell, or otherwise dispose of this Warrant, any Warrant Shares, or any shares of Common Stock to be issued upon conversion of the Warrant Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. This Warrant, all Warrant Shares, and all shares of Common Stock issued upon conversion of the Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                  6.2 WARRANT TRANSFERABLE. Subject to compliance with applicable federal and state securities laws under which this Warrant was purchased, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed; provided, however, that the Holder shall notify the Company in writing in advance of any proposed transfer and shall not transfer this Warrant or any rights hereunder to any person or entity which is then engaged in a business in direct competition with the Company.

                  6.3 DISPOSITION OF WARRANT SHARES AND COMMON STOCK. With respect to any offer, sale, or other disposition of the Warrant, any Warrant Shares, or of any shares of Common Stock issued upon conversion of the Warrant Shares prior to registration of such shares, the Holder hereof and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Warrant, Warrant Shares or Common Stock, as the case may be, and indicating whether or not under the Act certificates for such Warrant, Warrant Shares or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of such Warrant, Warrant Shares or Common Stock, all in accordance with the terms of the


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notice delivered to the Company. If a determination has been made pursuant to this subparagraph 6.3 that the opinion of the counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Notwithstanding the foregoing, such Warrant, Warrant Shares or Common Stock may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Warrant, Warrant Shares or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         7. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         8. TERM; NOTICE OF EXPIRATION; NOTICES. This Warrant is exercisable, in whole or in part, at any time and from time to time before the Expiration Date. The Company shall give notice to Holder of the expiration of this Warrant not less than twenty (20) days prior to the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until twenty (20) days after the date such notice is delivered to Holder. Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier or five (5) days after deposit in the U.S. mail, by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

         9.       OTHER NOTICES.  If at any time:

                  (1) the Company shall declare any cash dividend upon its upon its Preferred Stock;

                  (2) the Company shall declare any dividend upon its Series C Preferred Stock payable in stock or make any special dividend or other distribution to the holders of its Series C Preferred Stock;

                  (3) the Company shall offer for subscription pro rata to the holders of its Series B Preferred Stock any additional shares of stock of any class or other rights;

                  (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

                  (5) there shall be a voluntary or involuntary dissolution, liquidation, or


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winding-up of the Company; or

                  (6) there shall be an initial public offering of Company securities;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least ten (10) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or public offering, at least ten (10) days' prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution, or subscription rights, the date on which the holders of Series C Preferred Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Series C Preferred Stock shall be entitled to exchange their Series C Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion, or public offering, as the case may be.

         10. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

         11. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         12. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the form of Subscription is received by the Company.

         13. NO IMPAIRMENT. The Company will not, by charter amendment or by reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continued validity of this warrant and the Company's obligations hereunder.

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         14.      SUCCESSORS AND ASSIGNS. This Warrant and the rights
evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

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         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of this 10th day of March, 1998.

                                            Keynote Systems Incorporated
                                            a California corporation


                                            -------------------------------
                                            Doug Finlay
                                            Vice President and Chief Financial
                                            Officer

Attest:


------------------------------
Matthew P. Quilter, Secretary


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                              FORM OF SUBSCRIPTION


(To be signed only upon exercise of Warrant)


To:

         The undersigned, the holder of the attached Preferred Stock Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____(1)_____________) shares of Series C Preferred Stock of Keynote Systems Incorporated (the "Company") and herewith makes payment of _________________________ Dollars ($___________) therefor, and requests certificates for such shares be issued in the name of, and delivered to, ____________________________________________________ whose address is

_______________________________________________________________________.

         The undersigned represents that it is acquiring such Series C Preferred Stock and any Common Stock issuable upon conversion of the Series C Preferred Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof.


         DATED:       _______________

                                        --------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant)


                                        ---------------------------------

                                        ---------------------------------

(1) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.


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